UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 24, 2007
(Date of earliest event reported)
Double-Take Software, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33184	20-0230046

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 TURNPIKE ROAD, SUITE 210
SOUTHBOROUGH, MASSACHUSETTS	01772	877-335-5674

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
EXPLANATORY NOTE
As reported in the Current Report on Form 8-K filed by Double-Take Software, Inc. (the “Company”) on December 28, 2007 (the “Original Filing”), on December 24, 2007 the Company and Double-Take Software Canada, Inc. (“Double-Take Canada”), a Canadian corporation and wholly-owned subsidiary of the Company, entered into a share purchase agreement (the “Purchase Agreement”) with TimeSpring Software Corporation (“TimeSpring”), a Canadian corporation, and the shareholders of TimeSpring (the “Sellers”) for the acquisition of TimeSpring. Pursuant to the terms of the Purchase Agreement, Double-Take Canada acquired all of the issued and outstanding shares of TimeSpring from the Sellers.
As permitted by Item 9.01(a)(4) of Form 8-K, the Original Filing did not include certain financial statements and pro forma financial information. This Amendment amends the Original Filing to include the financial statements of TimeSpring and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
The audited consolidated financial statements of TimeSpring Software Corporation/Corporation de Logiciels TimeSpring and Subsidiaries, as of December 31, 2006 and December 31, 2005 and for the years then ended, including the related independent auditors’ report, are filed as Exhibit 99.01 hereto.
The unaudited consolidated financial statements of TimeSpring Software Corporation/Corporation de Logiciels TimeSpring and Subsidiaries, as of September 30, 2007, and for the nine months ended September 30, 2007 and 2006 is filed as Exhibit 99.02 hereto.
(b)	Pro forma financial information.
The unaudited pro forma condensed consolidated financial statements of Double-Take Software, Inc. and TimeSpring Software Corporation (now known as Double-Take Software Canada, Inc.), as of September 30, 2007, and for the nine months ended September 30, 2007 and the year ended December 31, 2006 reflecting the acquisition of TimeSpring Software Corporation by Double-Take Software, Inc., are furnished as Exhibit 99.03 hereto.
(d) Exhibits.
2.02*	Share Purchase Agreement among Double-Take Software Canada, Inc. a Canadian Corporation, Double-Take Software, Inc., a Delaware Corporation, TimeSpring Software Corporation, a Canadian Corporation, and the Shareholders of TimeSpring Software Corporation for the sale of all of the issued and outstanding shares of TimeSpring Software Corporation as of December 24, 2007 (incorporated by reference to Exhibit 2.02 of the Original Filing)

23.01	Consent of Deloitte and Touche LLP

99.01	Audited consolidated financial statements of TimeSpring Software Corporation/Corporation de Logiciels TimeSpring and Subsidiaries as of December 31, 2006 and December 31, 2005 and for the years then ended, including the related independent auditors’ report

99.02	The unaudited consolidated financial statements of TimeSpring Software Corporation/Corporation de Logiciels TimeSpring and Subsidiaries as of September 30, 2007, and for the nine months ended September 30, 2007 and 2006

99.03	Unaudited pro forma condensed consolidated financial statements of Double-Take Software, Inc. and TimeSpring Software Corporation (now known as Double-Take Software Canada, Inc.) as of September 30, 2007, and for the nine months ended

September 30, 2007 and for the year ended December 31, 2006, which reflects the acquisition of TimeSpring Software Corporation by Double-Take Software, Inc.

*	The Company has omitted certain schedules and similar attachments in accordance with Regulation S-K 601(b)(2). The Company will furnish the omitted schedules and similar attachments to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double-Take Software, Inc.
Date: March 11, 2008	By:	/s/ S. CRAIG HUKE
S. Craig Huke
Vice President and Chief Financial Officer